UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2012

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818.871.1800

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 2) (this “Amendment”) amends the Current Report on Form 8-K/A (Amendment No. 1) (the “Original Filing”) that Ixia (the “Company”) filed with the Securities and Exchange Commission on November 9, 2012. This Amendment is being filed solely to amend the Original Filing to add a conformed signature, which signature was inadvertently omitted, to the Independent Auditors' Report that was filed as part of Exhibit 99.1 in the Original Filing. Other than adding such conformed signature in Exhibit 99.1, this Amendment does not amend or update any information in the Original Filing. Accordingly, this Amendment should be read in conjunction with the Original Filing.

Item 9.01                      Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of BreakingPoint Systems, Inc. as of and for the years ended December 31, 2011 and 2010, and the unaudited interim consolidated financial statements of BreakingPoint Systems, Inc. as of June 30, 2012, and for the six months ended June 30, 2012, and 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm for BreakingPoint Systems, Inc.

99.1
Audited financial statements of BreakingPoint Systems, Inc. as of and for the years ended December 31, 2011 and 2010.

Unaudited interim financial statements of BreakingPoint Systems, Inc. as of June 30, 2012, and for the six months ended June 30, 2012 and 2011.

99.2*	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2012, and for the year ended December 31, 2011.

* Previously filed.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: June 14, 2013	By:	/s/ Thomas B. Miller
Thomas B. Miller
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1
Audited financial statements of BreakingPoint Systems, Inc. as of and for the years ended December 31, 2011 and 2010.

Unaudited interim financial statements of BreakingPoint Systems, Inc. as of June 30, 2012, and for the six months ended June 30, 2012 and 2011.

3